                          UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.                    CASE NO: 97-58435 MM
                                                                -----------
                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)

-----------------------------------------------------

                            SUMMARY OF FINANCIAL STATUS

MONTH ENDED         June, 1998
              ---------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                       END OF          END OF         AS OF
                                                                                       CURRENT         PRIOR        PETITION
2.   ASSET/LIABILITY SUMMARY                                                            MONTH          MONTH         FILING
                                                                                        -----          -----         ------
       Current Assets (Market Value)                                                    $89,956       $100,599       $245,867
                                                                                   -------------  -------------  -------------
       Total Assets (Market Value)                                                   $5,502,574     $5,513,217     $5,665,985
                                                                                   -------------  -------------  -------------
       Current Liabilities                                                             $106,971        $99,684             $0
                                                                                   -------------  -------------  -------------
       Total Liabilities                                                             $5,574,006     $5,566,719     $5,467,035
                                                                                   -------------  -------------  -------------
                                                                                                                    PETITION
                                                                                      CURRENT         PRIOR         DATE TO
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                              MONTH          MONTH         MONTH END
                                                                                       -----          -----         ---------
       a.  Total Receipts                                                                   $14            $23        $26,209
                                                                                   -------------  -------------  -------------
       b.  Total Disbursements                                                          $10,657         $2,292        $27,890
                                                                                   -------------  -------------  -------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  ($10,643)       ($2,269)       ($1,681)
                                                                                   -------------  -------------  -------------
       d.  Cash Balance Beginning of Month                                              $25,443        $27,712   -------------
                                                                                   -------------  -------------
       e.  Cash Balance End of Month (c + d)                                            $14,800        $25,443
                                                                                   -------------  -------------
                                                                                   -------------  -------------
4.   POST-PETITION LIABILITIES & RECEIVABLES                                        RECEIVABLES                   LIABILITIES
                                                                                    -----------                   -----------
       Balance at End of Previous Month                                                 $75,156                       $99,684
                                                                                   -------------                 -------------
       Balance at End of Current Month                                                  $75,156                      $106,971
                                                                                   -------------                 -------------

5.   PAST DUE POST-PETITION LIABILITIES
       Balance at End of Previous Month (over 30 days)                                       $0
                                                                                   -------------
       Balance at End of Current Month (over 30 days)                                    $1,425
                                                                                   -------------

                                                                                                         YES         NO
                                                                                                         ---         --
6.   Are all federal, state, and local taxes current? (if no, attach schedule of
     unpaid items)                                                                                X
                                                                                                  -------------  -------------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                                             X
                                                                                                  -------------  -------------
8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                                                 X
                                                                                                  -------------  -------------
9.   Have any payments been made to professionals?  (if yes, attach listing
     including date of payment, amount of payment and name of payee)                              X
                                                                                                  -------------  -------------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?         X
                                                                                                  -------------  -------------
11.  Is the estate insured for replacement cost of assets and for general liability?                             X
                                                                                                  -------------  -------------
12.  Are U.S. Trustee quarterly fees current?                                                     X
                                                                                                  -------------  -------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.



     Date:   July 24, 1998                                              Richard J Redett
             -------------                                              ---------------------------------------------------------
                                                                                           Responsible Individual

Effective 1/1/95

                                 BALANCE SHEET
                            (GENERAL BUSINESS CASE)

                    FOR THE MONTH ENDED      June, 1998
                                             ----------------

                                    ($ ____ )

     ASSETS

                                                                             FROM SCHEDULES                 MARKET VALUE
                                                                             --------------                 ------------
          CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                                            $14,800
                                                                                                            -------------
 2           Cash and cash equivalents - restricted                                                                   $0
                                                                                                            -------------
 3           Accounts receivable (net)                                              A                            $75,156
                                                                                                            -------------
 4           Inventory                                                              B                                 $0
                                                                                                            -------------
 5           Prepaid expenses                                                                                         $0
                                                                                                            -------------
 6           Other:
                     ----------------------------------------------                                         -------------

 7            -----------------------------------------------------                                         -------------

 8             TOTAL CURRENT ASSETS                                                                              $89,956
                                                                                                            -------------

        PROPERTY AND EQUIPMENT (MARKET VALUE)
 9           Real property                                                          C                                 $0
                                                                                                            -------------
10           Machinery and equipment                                                D                                 $0
                                                                                                            -------------
11           Furniture and fixtures                                                 D                                 $0
                                                                                                            -------------
12           Office equipment                                                       D                                 $0
                                                                                                            -------------
13           Leasehold improvements                                                 D                                 $0
                                                                                                            -------------
14           Vehicles                                                               D                                 $0
                                                                                                            -------------
15           Other:                                                                 D
                     ----------------------------------------------                                         -------------
16                                                                                  D
              -----------------------------------------------------                                         -------------
17                                                                                  D
              -----------------------------------------------------                                         -------------
18                                                                                  D
              -----------------------------------------------------                                         -------------
19                                                                                  D
              -----------------------------------------------------                                         -------------

20             TOTAL PROPERTY AND EQUIPMENT                                                                           $0
                                                                                                            -------------
        OTHER ASSETS
21           Notes receivable-net of allowances                                                               $5,000,000
             -------------------------------------------------                                              -------------
22           Investment-NST                                                                                     $300,000
             -------------------------------------------------                                              -------------
23           Investment-subs                                                                                    $112,618
             -------------------------------------------------                                              -------------
24           Accounts receivable-intercompany net of allowances                                                       $0
             -------------------------------------------------                                              -------------

25             TOTAL OTHER ASSETS                                                                             $5,412,618
                                                                                                            -------------
26             TOTAL ASSETS                                                                                   $5,502,574
                                                                                                            -------------
                                                                                                            -------------

NOTE:
      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience
                                 ----------------------------------------------
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------


Effective 1/1/95

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                   ($ _____ )

     LIABILITIES                                                                   FROM SCHEDULES
          POST-PETITION                                                            --------------
                CURRENT LIABILITIES
27                  Salaries and wages
                                                                                                            -------------
28                  Payroll taxes
                                                                                                            -------------
29                  Real and personal property taxes
                                                                                                            -------------
30                  Income taxes
                                                                                                            -------------
31                  Notes payable (short term)
                                                                                                            -------------
                    Accounts payable (trade)                                              A                       $1,833
                                                                                                            -------------
33                  Real property lease arrearage
                                                                                                            -------------
                    Personal property lease arrearage
                                                                                                            -------------
35                  Accrued professional fees                                                                   $105,138
                                                                                                            -------------
36                  Current portion of long-term debt (due within 12 months)
                                                                                                            -------------
37                  Other:
                                    ---------------------------------------------                           -------------
38
                       ----------------------------------------------------------                           -------------
39
                       ----------------------------------------------------------                           -------------

40                  TOTAL CURRENT LIABILITIES                                                                   $106,971
                                                                                                            -------------

41              LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                            -------------

42                  TOTAL POST-PETITION LIABILITIES                                                             $106,971
                                                                                                            -------------

          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43                  Secured claims                                                        E                     $100,000
                                                                                                            -------------
44                  Priority unsecured claims                                             E                     $101,776
                                                                                                            -------------
45                  General unsecured claims                                              E                   $5,265,259
                                                                                                            -------------

46                  TOTAL PRE-PETITION LIABILITIES                                                            $5,467,035
                                                                                                            -------------

47                  TOTAL LIABILITIES                                                                         $5,574,006
                                                                                                            -------------

     EQUITY (DEFICIT)


48                     Preferred Stock                                                                           $80,000
                       ----------------------------------------------                                      -------------
49                     Common Stock                                                                              $28,846
                       ----------------------------------------------                                      -------------
50                     Additional Paid-In Capital                                                            $18,461,441
                       ----------------------------------------------                                      -------------
51                     Accumulated Deficit                                                                  ($18,606,976)
                       ----------------------------------------------                                      -------------
52        Market value adjustment                                                                               ($34,743)
                                                                                                            -------------
53                  TOTAL EQUITY (DEFICIT)                                                                      ($71,432)
                                                                                                            -------------


54                    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                  $5,502,574
                                                                                                            -------------
                                                                                                            -------------


Effective 1/1/95

                                   SCHEDULES
                            (GENERAL BUSINESS CASE)
                                   ($ ____ )

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                  ACCOUNTS      ACCOUNTS PAYABLE        PAST DUE
Receivables and Payables Ageings                                 RECEIVABLE     [POST PETITION]    POST PETITION DEBT
                                                                 ----------     ---------------    ------------------
  0 -30 Days                                                                             $408
                                                               --------------   ---------------  --
  31-60 Days                                                                             $767      |
                                                               --------------   ---------------    |
  61-90 Days                                                                             $658      |         $1,425
                                                               --------------   ---------------    ------------------
  91+ Days                                                          $75,156                        |
                                                               --------------   ---------------  --
  Total accounts receivable/payable                                 $75,156            $1,833
                                                               --------------   ---------------
  Allowance for doubtful accounts                                               ---------------
                                                               --------------
  Accounts receivable (net)                                         $75,156
                                                               --------------
                                                               --------------

                                   SCHEDULE B
                           INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                      COST OF GOODS SOLD
----------------------------------                      ------------------
                                      INVENTORY(IES)    Inventory Beginning of Month
                                        BALANCE AT                                                ------------------
                                       END OF MONTH     Add -
                                       ------------
Retail/Restaurants -                                          Net purchases
  Product for resale                                                                              ------------------
                                     ----------------         Direct labor
                                                                                                  ------------------
                                                              Manufacturing overhead
                                                                                                  ------------------
Distribution -                                                Freight in
  Product for resale                                                                              ------------------
                                                              Other:
                                     ----------------
                                                              ------------------------            ------------------
Manufacturer -
  Raw materials                                               ------------------------            ------------------
                                     ----------------
  Work-in-progress                                      Less -
                                     ----------------         Inventory End of Month
  Finished goods                                                                                  ------------------
                                     ----------------         Shrinkage
                                                                                                  ------------------
Other -                                                       Personal Use
                                     ----------------                                             ------------------
  Explain
          --------------------                          Cost of Goods Sold                                       $0
                                                                                                  -----------------
  ----------------------------                                                                    -----------------


     TOTAL                                        $0
                                     ----------------
                                     ----------------

METHOD OF INVENTORY CONTROL                             INVENTORY VALUATION METHODS
---------------------------                             ---------------------------

Do you have a functioning perpetual inventory system?   Indicate by a checkmark method of inventory valuation used.
                     Yes          No
                         --          --
How often do you take a complete physical inventory?    Valuation methods -
                                                              FIFO cost
                                                                                   ------------
  Weekly                                                      LIFO cost
                    ---                                                            ------------
  Monthly                                                     Lower of cost or
                    ---                                         market
  Quarterly                                                                        ------------
                    ---                                       Retail method
  Semi-annually                                                                    ------------
                    ---
  Annually
                    ---                                       Other -
                                                                                   ------------
Date of last physical inventory was     Unknown                  Explain
                                       -------------
                                                                 -------------------------------------
Date of next physical inventory is      N/A
                                       -------------             -------------------------------------


Effective 1/1/95

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                           COST                     MARKET VALUE
-----------                                                           ----                     ------------
None
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
     TOTAL                                                                   $0                            $0
                                                                 ---------------            ------------------
                                                                 ---------------            ------------------

                                   SCHEDULE D
                           OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                           COST                     MARKET VALUE
-----------                                                           ----                     ------------
MACHINERY & EQUIPMENT -

--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
     TOTAL                                                                   $0                            $0
                                                                 ---------------            ------------------
                                                                 ---------------            ------------------


FURNITURE & FIXTURES -

--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
     TOTAL                                                                   $0                            $0
                                                                 ---------------            ------------------
                                                                 ---------------            ------------------


OFFICE EQUIPMENT -

--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
     TOTAL                                                                   $0                            $0
                                                                 ---------------            ------------------
                                                                 ---------------            ------------------


LEASEHOLD IMPROVEMENTS -

--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
     TOTAL                                                                   $0                            $0
                                                                 ---------------            ------------------
                                                                 ---------------            ------------------


VEHICLES -

--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
--------------------------------------------------               ---------------            ------------------
     TOTAL                                                                   $0                            $0
                                                                 ---------------            ------------------
                                                                 ---------------            ------------------

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                      CLAIMED                     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                           AMOUNT                    AMOUNT (b)
-------------------------------------------                           ------                    ----------
  Secured claims  (a)                                                 $100,000
                                                                 ---------------            ------------------
  Priority claims other than taxes
                                                                 ---------------            ------------------
  Priority tax claims                                                 $101,776
                                                                 ---------------            ------------------
  General unsecured claims                                          $5,265,259
                                                                 ---------------            ------------------

  (a)     List total amount of claims even if under secured.

  (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                    SCHEDULE F
                           RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.


Effective 1/1/95

                               STATEMENT OF OPERATIONS
                               (GENERAL BUSINESS CASE)

                            FOR THE MONTH ENDED June, 1998
                                                -----------
                                   $
                                     -------------

              CURRENT MONTH
-----------------------------------------                                                                CUMULATIVE      NEXT MONTH
   ACTUAL        FORECAST       VARIANCE                                                                (CASE TO DATE)   FORECAST
   -------       --------       --------                                                                --------------   --------
                                                      REVENUES
                                      $0         1     Gross Sales                                        $7,000
   -------        -------       --------                                                                --------         ----
                                      $0         2     less: Sales Returns & Allowances
   -------        -------       --------                                                                --------         ----
                                      $0         3     Net Sales                                          $7,000           $0
   -------        -------       --------                                                                --------         ----
                                      $0         4     less: Cost of Goods Sold (Schedule 'B')           $68,271
   -------        -------       --------                                                                --------         ----
                                      $0         5     Gross Profit                                     ($61,271)          $0
   -------        -------       --------                                                                --------         ----
       $14                           $14         6     Interest                                              $84
   -------        -------       --------                                                                --------         ----
                                                 7     Other Income:
                                      $0         8
   -------        -------       --------               ------------------------------------------       --------         ----
                                      $0         9
   -------        -------       --------               ------------------------------------------       --------         ----

       $14             $0            $14        10          TOTAL REVENUES                              ($61,187)          $0
   -------        -------       --------                                                                --------         ----

                                                      EXPENSES
                                      $0        11     Compensation to Owner(s)/Officer(s)
   -------        -------       --------                                                                --------         ----
                                      $0        12     Salaries/Commissions
   -------        -------       --------                                                                --------         ----
                                      $0        13     Management Fees
   -------        -------       --------                                                                --------         ----
                                      $0        14     Depreciation
   -------        -------       --------                                                                --------         ----
                                      $0        15     Taxes:
   -------        -------       --------                                                                --------         ----
                                      $0        16        Employer Payroll Taxes
   -------        -------       --------                                                                --------         ----
                                      $0        17        Real Property Taxes
   -------        -------       --------                                                                --------         ----
                                      $0        18        Other Taxes
   -------        -------       --------                                                                --------         ----
                                      $0        19     Other Selling
   -------        -------       --------                                                                --------         ----
        $9                           ($9)       20     Other Administrative                               $1,498
   -------        -------       --------                                                                --------         ----
                                      $0        21     Interest
   -------        -------       --------                                                                --------         ----
                                                22     Other Expenses:
                                      $0        23     Storage Rental                                     $1,601
   -------        -------       --------               ------------------------------------------       --------         ----
                                      $0        24     Accounting                                         $1,510
   -------        -------       --------               ------------------------------------------       --------         ----
                                      $0        25     Press Release                                        $625
   -------        -------       --------               ------------------------------------------       --------         ----
      $408                         ($408)       26     Telecommunications                                 $4,616
   -------        -------       --------               ------------------------------------------       --------         ----
      $468                         ($468)       27     SEC Reporting                                      $2,999
   -------        -------       --------               ------------------------------------------       --------         ----
                                      $0        28     Litigation Costs                                   $1,193
   -------        -------       --------               ------------------------------------------       --------         ----
                                      $0        29
   -------        -------       --------               ------------------------------------------       --------         ----
                                      $0        30
   -------        -------       --------               ------------------------------------------       --------         ----
      $885             $0          ($885)       31          TOTAL EXPENSES                               $14,042           $0
   -------        -------       --------                                                                --------         ----
     ($871)            $0          ($871)       32   SUBTOTAL                                           ($75,229)          $0
   -------        -------       --------                                                                --------         ----
                                                      REORGANIZATION ITEMS
   $17,059                      ($17,059)       33     Professional Fees                                $197,406
   -------        -------       --------                                                                --------         ----
                                      $0        34     Provisions for Rejected Executory Contracts
   -------        -------       --------                                                                --------         ----
                                                       Interest Earned on Accumulated Cash
                                      $0        35        Resulting from Chp 11 Case
   -------        -------       --------                                                                --------         ----
                                      $0        36     Gain or (Loss) from Sale of Equipment              $4,592
   -------        -------       --------                                                                --------         ----
                                      $0        37     US Trustee Fees                                      $500
   -------        -------       --------               ------------------------------------------       --------         ----
                                      $0        38
   -------        -------       --------               ------------------------------------------       --------         ----
   $17,059             $0       ($17,059)       39          TOTAL REORGANIZATION ITEMS                  $193,314           $0
   -------        -------       --------                                                                --------         ----
  ($17,930)            $0       ($17,930)       40     NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES  ($268,543)          $0
   -------        -------       --------                                                                --------         ----
                                      $0        41        Federal & State Income Taxes
   -------        -------       --------                                                                --------         ----
  ($17,930)            $0       ($17,930)       42     NET PROFIT (LOSS)                               ($268,543)          $0
   -------        -------       --------                                                                --------         ----
   -------        -------       --------                                                                --------         ----

EXPLANATION OF VARIANCE TO STATEMENT OF Operations
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Effective 1/1/95

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED    June, 1998
                                          ------------------



CASH BALANCE BEGINNING OF MONTH                                     $25,443
                                                             ---------------

CASH RECEIPTS  (1)                                                      $14
                                                             ---------------

CASH DISBURSEMENTS  (1)                                             $10,657
                                                             ---------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                 ($10,643)
                                                             ---------------

CASH BALANCE END OF MONTH                                           $14,800
                                                             ---------------
                                                             ---------------



RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                         ACCOUNT 1           ACCOUNT 2        ACCOUNT 3
                                                         ---------           ---------        ---------
BANK                                                 Wells Fargo        Bank of America
                                                     -----------------  -----------------  ----------------
ACCOUNT TYPE                                         General            Murray&Murray Trust
                                                     -----------------  -----------------  ----------------
ACCOUNT NO.                                          0114-458243        00357-63272
                                                     -----------------  -----------------  ----------------
ACCOUNT PURPOSE                                      Operations         None
                                                     -----------------  -----------------  ----------------

BALANCE, END OF MONTH                                         $12,814             $1,986
                                                     -----------------  -----------------  ----------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                          $14,800
                                                     -----------------
                                                     -----------------

(1)  Excluding bank transfers between your accounts.


Effective 1/1/95